UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2007
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50180	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 1410 - 800 West Pender Street
Vancouver, British Columbia Canada	V6C 2V6
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

Effective November 1, 2007, the Registrant has changed its United States transfer agent from The Bank of New York Mellon (“BNY Mellon”) to Corporate Stock Transfer, Inc., with contact particulars as follows:

Corporate Stock Transfer, Inc.
3200 Cherry Creek Drive South, Suite 430
Denver, Colorado, USA 80209
Telephone (303) 282-4800
Fax (303) 282-5800
Email: info@corporatestock.com

Shareholders of the Registrant with restricted stock certificates who wish to have the legend removed pursuant to the Registrant’s effective Registration Statement on Form SB-2, pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, should cease sending their removal requests to BNY Mellon. The Registrant has provided a letter of instruction to all shareholders with shares registered under the Registration Statement on Form SB-2, which instructs shareholders on how to obtain unlegended certificates through Corporate Stock Transfer, Inc. for qualifying resales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: November 2, 2007	By:	/s/ “Dennis Higgs”
DENNIS HIGGS
CHAIRMAN